Exhibit 4.5

Execution Version

EMERA US FINANCE LP

as Issuer

EMERA INCORPORATED

EMERA US HOLDINGS INC.

as Guarantors

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of June 4, 2021

to

Indenture

Dated as of June 16, 2016

Creating series of Securities designated as

0.833% Senior Notes due 2024

2.639% Senior Notes due 2031

TABLE OF CONTENTS

ARTICLE ONE: INTERPRETATIONS AND AMENDMENTS

SECTION 101.	Second Supplemental Indenture	2
SECTION 102.	Definitions in Second Supplemental Indenture	2
SECTION 103.	Interpretation not Affected by Headings	2

ARTICLE TWO: 0.833% SENIOR NOTES DUE 2024

SECTION 201.	Form and Terms of 2024 Notes	2
SECTION 202.	Issuance of 2024 Notes	4
SECTION 203.	Transfer Restrictions	4
SECTION 204.	Optional Redemption of 2024 Notes	65
SECTION 205.	Optional Tax Redemption of the 2024 Notes	6

ARTICLE THREE: 2.639% SENIOR NOTES DUE 2031

SECTION 301.	Form and Terms of 2031 Notes	6
SECTION 302.	Issuance of 2031 Notes	9
SECTION 303.	Transfer Restrictions	9
SECTION 304.	Optional Redemption of 2031 Notes	9
SECTION 305.	Optional Tax Redemption of the 2031 Notes	9

ARTICLE FOUR: [RESERVED]

ARTICLE FIVE: [RESERVED]

ARTICLE SIX: GENERAL

SECTION 601.	Effectiveness	10
SECTION 602.	Ratification of Original Indenture	10
SECTION 603.	Governing Law	10
SECTION 604.	Severability	11
SECTION 605.	Acceptance of Trust	11
SECTION 606.	Benefits of Second Supplemental Indenture	11
SECTION 607.	Multiple Originals	11
SECTION 608.	Agent for Service	11

Schedule A – Form of 0.833% Senior Note due 2024

Schedule B – Form of 2.639% Senior Note due 2031

i

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”) dated as of June 4, 2021, by and among EMERA US FINANCE LP, a limited partnership organized and existing under the laws of the State of Delaware (the “Issuer”), EMERA INCORPORATED, a company duly organized and existing under the laws of the Province of Nova Scotia (the “Company”), EMERA US HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“EUSHI” and, together with the Company in their capacity as guarantors of the Securities, the “Guarantors” and each a “Guarantor”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee (the “Trustee”).

RECITALS

WHEREAS, each of the Issuer and the Guarantors has heretofore executed and delivered to the Trustee an Indenture, dated as of June 16, 2016 (the “Original Indenture”), providing for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the “Securities”) in one or more series;

WHEREAS, the Original Indenture is incorporated herein by reference and the Original Indenture, as supplemented by a First Supplemental Indenture dated as of June 16, 2016 (the “First Supplemental Indenture”) and this, Second Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, Sections 2.01, 3.01 and 9.01(x) of the Original Indenture provide that the Issuer and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series issued pursuant to the Indenture;

WHEREAS, the Issuer desires to issue two series of Securities under the Indenture to be designated as (i) 0.833% Senior Notes due 2024 (the “2024 Notes”) and (ii) 2.639% Senior Notes due 2031 (the “2031 Notes”, and, together with the 2024 Notes, the “Notes”);

WHEREAS, in accordance with Sections 2.04 and Article Nine of the Original Indenture, each Guarantor shall fully and unconditionally guarantee the Notes (the “Guarantee”);

WHEREAS, Section 9.01(xiii) of the Original Indenture (as supplemented by the First Supplemental Indenture) permits execution of supplemental indentures without the consent of any Holders to make any change that does not adversely affect the rights of any Holder;

WHEREAS, the amendment to Section 5.01 of the Original Indenture, as set forth in Section 6.09 below, which modifies the terms of such Section 5.01(5) of the Original Indenture, will become effective with respect to the 2024 Notes and the 2031 Notes upon the execution of this Second Supplemental Indenture, and accordingly, will not adversely affect the rights of any Holder;

WHEREAS, the amendment to Section 11.04 of the Original Indenture, as set forth in Section 6.10 below, which modifies the terms of such Section 11.04 of the Original Indenture, will become effective with respect to the 2024 Notes and the 2031 Notes upon the execution of this Second Supplemental Indenture, and accordingly, will not adversely affect the rights of any Holder;

WHEREAS, the Issuer has requested that the Trustee execute and deliver this Second Supplemental Indenture. The Issuer has delivered to the Trustee an Issuer’s Certificate and an Opinion of Counsel pursuant to Sections 1.02 and 9.03 of the Original Indenture to the effect, among other things, that all conditions precedent provided for in the Original Indenture to the Trustee’s execution and delivery of this Second Supplemental Indenture have been complied with. All acts and things necessary have been done and performed to make this Second Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Second Supplemental Indenture has been duly authorized in all respects;

WHEREAS, all things necessary on the part of the Issuer to make this Second Supplemental Indenture, when executed by the Issuer, the legal, valid and binding obligation of the Issuer in accordance with the terms hereof, have been done;

WHEREAS, all things necessary on the part of the Issuer to make the Notes, when executed by the Issuer, and authenticated and delivered hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer in accordance with the terms of the Notes and this Second Supplemental Indenture, have been done; and

WHEREAS, the Issuer, the Guarantors and the initial purchasers named therein have entered into that certain Registration Rights Agreement, dated as of June 4, 2021 (the “Registration Rights Agreement”), providing for (i) the issuance from time to time of Securities issued in exchange for, and in an aggregate principal amount equal to, the Notes (the “Exchange Notes”) containing terms substantially identical to, and evidencing the same indebtedness as, the Notes exchanged therefor (except that such Exchange Notes will be registered under the Securities Act and will not bear any legend to the contrary) and (ii) the payment of any additional amounts of interest that shall become payable in respect of the Notes pursuant to the Registration Rights Agreement as a result of a registration default as described in the Registration Rights Agreement (“Additional Interest”).

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE:

INTERPRETATIONS AND AMENDMENTS

SECTION 101. Second Supplemental Indenture. As used herein “Second Supplemental Indenture”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to this Second Supplemental Indenture and not to any particular Article, Section or other portion hereof and include any and every instrument supplemental or ancillary hereto or in implementation hereof, and further include the terms of the Notes set forth in the forms of Notes annexed as Schedules hereto.

SECTION 102. Definitions in Second Supplemental Indenture. All terms contained in this Second Supplemental Indenture which are defined in the Original Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in the Original Indenture, unless the context otherwise specifies or requires.

SECTION 103. Interpretation not Affected by Headings. The division of this Second Supplemental Indenture into Articles and Sections, the provision of the table of contents hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Second Supplemental Indenture.

ARTICLE TWO:

0.833% SENIOR NOTES DUE 2024

SECTION 201. Form and Terms of 2024 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, a series of Securities which shall be designated the “0.833% Senior Notes due 2024” and shall consist of an aggregate principal amount of US$300,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2024 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2024 Notes so issued shall have the same form and terms (other than the issue price, the date of issuance and, under certain circumstances, the date from which interest thereon shall begin to accrue and the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2024 Notes theretofore issued; provided further that, if the additional 2024 Notes are not fungible with the then outstanding 2024 Notes for U.S. federal income tax purposes, the additional Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2024 Notes will mature, and the principal of the 2024 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2024 (the “2024 Stated Maturity”), or such earlier date as the principal of any of the 2024 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Second Supplemental Indenture.

(c) The 2024 Notes shall bear interest on the principal amount thereof from December 15, 2021 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2024 Notes, whichever is later, at the rate of 0.833% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2021, until the principal of and premium, if any, on the 2024 Notes is paid or provided for payment. Interest on the 2024 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2024 Notes (or one or more predecessor 2024 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2024 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2024 Note annexed hereto as Schedule A to this Second Supplemental Indenture.

(d) Wherever in this Second Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2024 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2024 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2024 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2024 Notes shall be payable, and the 2024 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2024 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2024 Notes initially will be represented by one or more Restricted Global 2024 Notes (as defined below) and Regulation S Global 2024 Notes (as defined below) (collectively, the “Global 2024 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2024 Notes offered and sold in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2024 Notes”). The Restricted Global 2024 Notes (and any notes issued in exchange for the Restricted Global 2024 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2024 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture.

(i) The 2024 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2024 Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2024 Notes will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2024 Notes” and, together with the Regulation S Temporary Global 2024 Notes, the “Regulation S Global 2024 Notes”). The Regulation S Global 2024 Notes (and any notes issued in exchange for the Regulation S Global 2024 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global Notes, will be subject to certain restrictions on transfer set forth therein and in this Second Supplemental Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture.

(k) At any time and from time to time after the execution and delivery of this Second Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2024 Notes and Regulation S Global 2024 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2024 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule A to this Second Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2024 Note to be conclusively evidenced by its authentication of such 2024 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2024 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2024 Notes shall be subject to redemption as provided in Section 204 (Optional Redemption of 2024 Notes) and Section 205 (Optional Tax Redemption of 2024 Notes) of this Second Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2024 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2024 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2024 Notes.

(p) For all purposes of the Indenture, the 2024 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2024 Notes shall have the other terms and provisions set forth in the form of 2024 Note attached hereto as Schedule A to this Second Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 202. Issuance of 2024 Notes. The 2024 Notes in the aggregate principal amount of US$300,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2024 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2024 Notes so certified and delivered or the proceeds thereof.

SECTION 203. Transfer Restrictions.

(a) The 2024 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 204. Optional Redemption of 2024 Notes. (a) The 2024 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to 2024 Stated Maturity, the 2024 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2024 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2024 Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 10 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(c) Certain Additional Definitions Relating to Optional Redemption of 2024 Notes.

(i) For the purposes of this Section 204, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2024 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to such 2024 Notes.

(ii) For the purposes of this Section 204 and Sections 304, 404 and 504, the following expressions shall have the following meanings:

“Comparable Treasury Price” means, with respect to any Redemption Date and as determined by the Independent Investment Banker, (i) the average of the Reference Treasury Dealer Quotations obtained by the Independent Investment Banker for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means J.P. Morgan Securities LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC or Scotia Capital (USA) Inc. (and their respective successors) or, if each of such firms is unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Issuer.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC MUFG Securities Americas Inc., RBC Capital Markets, LLC and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers) and any other Primary Treasury Dealer designated by, and not affiliated with, J.P. Morgan Securities LLC MUFG Securities Americas Inc., RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors; provided, however, that if any of the foregoing or their designees ceases to be a Primary Treasury Dealer, the Issuer will appoint another Primary Treasury Dealer as a substitute and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York time on the third Business Day preceding such Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed by the Independent Investment Banker as of the third business day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

SECTION 205. Optional Tax Redemption of the 2024 Notes. The 2024 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture, except that the definition of “Interest Tax Event” set forth in Section 1.01 of the Original Indenture is replaced in its entirety with the following for purposes of the 2024 Notes:

“Interest Tax Event” means the receipt by the Issuer, EUSHI or the Company of an opinion of independent counsel experienced in such matters to the effect that, as a result of any:

(i) amendment to, clarification of or change (including any officially announced prospective change) in the laws or treaties of the United States or Canada, as the case may be, or any political subdivision or taxing authority thereof or therein, or any regulations under those laws or treaties, that is enacted or effective on or after the initial issuance of the 2024 Notes and which was not announced prior to the issuance of the 2024 Notes, which for greater certainty excludes any legislative proposals or amendments that implement any of the interest deductibility restrictions, or any substantially similar restrictions, proposed in the Canadian federal budget announced on April 19, 2021;

(ii) administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or other similar announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation, that is taken on or after the initial issuance of the 2024 Notes;

(iii) amendment to, clarification of or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known, that is enacted or effective on or after the initial issuance of the 2024 Notes; or

(iv) threatened challenge asserted in writing in connection with an audit of the Issuer or its partners, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the 2024 Notes, which challenge is asserted against the Issuer or its partners or becomes publicly known on or after the initial issuance of the 2024 Notes, it is more likely than not that the Issuer or its partners (other than the Company acting in its capacity as Guarantor) will be denied a current deduction in whole or in part in calculating its income tax liability in the United States or Canada that is attributable to any portion of the interest payable on the 2024 Notes.

ARTICLE THREE:

2.639% SENIOR NOTES DUE 2031

SECTION 301. Form and Terms of 2031 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, a series of Securities which shall be designated the “2.639% Senior Notes due 2031” and shall consist of an aggregate principal amount of US$450,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2031 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2031 Notes so issued shall have the same form and terms (other than the issue price, the date of issuance and, under certain circumstances, the date from which interest thereon shall begin to accrue and the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2031 Notes theretofore issued; provided further that, if the additional 2031 Notes are not fungible with the then outstanding 2031 Notes for U.S. federal income tax purposes, the additional 2031 Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2031 Notes will mature, and the principal of the 2031 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2031 (the “2031 Stated Maturity”), or such earlier date as the principal of any of the Notes may become due and payable in accordance with the provisions of the Original Indenture and this Second Supplemental Indenture.

(c) The 2031 Notes shall bear interest on the principal amount thereof from December 15, 2021 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2031 Notes, whichever is later, at the rate of 2.639% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2021, until the principal of and premium, if any, on the 2031 Notes is paid or provided for payment. Interest on the 2031 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2031 Notes (or one or more predecessor 2031 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2031 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2031 Note annexed hereto as Schedule B to this Second Supplemental Indenture.

(d) Wherever in this Second Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2031 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2031 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2031 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2031 Notes shall be payable, and the 2031 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2031 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2031 Notes initially will be represented by one or more Restricted Global 2031 Notes (as defined below) and Regulation S Global 2031 Notes (as defined below) (collectively, the “Global 2031 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2031 Notes offered and sold in reliance on Rule 144A under the Securities Act shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2031 Notes”). The Restricted Global

2031 Notes (and any notes issued in exchange for the Restricted Global 2031 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2031 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture:

(i) The 2031 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2031 Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2031 Note will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2031 Notes” and, together with the Regulation S Temporary Global 2031 Notes, the “Regulation S Global 2031 Notes”). The Regulation S Global 2031 Notes (and any notes issued in exchange for the Regulation S Global 2031 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global Notes, will be subject to certain restrictions on transfer set forth therein and in this Second Supplemental Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture:

(k) At any time and from time to time after the execution and delivery of this Second Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2031 Notes and Regulation S Global 2031 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2031 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule B to this Second Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2031 Note to be conclusively evidenced by its authentication of such 2031 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2031 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2031 Notes shall be subject to redemption as provided in Section 304 (Optional Redemption of 2031 Notes) and Section 305 (Optional Tax Redemption of 2031 Notes) of this Second Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2031 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2031 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2031 Notes.

(p) For all purposes of the Indenture, the 2031 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2031 Notes shall have the other terms and provisions set forth in the form of 2031 Note attached hereto as Schedule B to this Second Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 302. Issuance of 2031 Notes. The 2031 Notes in the aggregate principal amount of US$450,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2031 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2031 Notes so certified and delivered or the proceeds thereof.

SECTION 303. Transfer Restrictions.

(a) The 2031 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 304. Optional Redemption of 2031 Notes. (a) The 2031 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to the 2031 Par Call Date, the 2031 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2031 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2031 Notes to be redeemed that would be due if such 2031 Notes matured on the 2031 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date; and

(c) on or after the 2031 Par Call Date, the 2031 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to (i) 100% of the principal amount of the 2031 Notes to be redeemed, plus (ii) accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(d) Certain Additional Definitions Relating to Optional Redemption of 2031 Notes. For the purposes of this Section 304, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2031 Notes to be redeemed, calculated as if the maturity date of such 2031 Notes were the 2031 Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Life of such 2031 Notes.

“2031Par Call Date” means March 15, 2031 (three months prior to 2031 Stated Maturity).

SECTION 305. Optional Tax Redemption of the 2031 Notes. The 2031 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture, except that the definition of “Interest Tax Event” set forth in Section 1.01 of the Original Indenture is replaced in its entirety with the following for purposes of the 2031 Notes:

“Interest Tax Event” means the receipt by the Issuer, EUSHI or the Company of an opinion of independent counsel experienced in such matters to the effect that, as a result of any:

(i) amendment to, clarification of or change (including any officially announced prospective change) in the laws or treaties of the United States or Canada, as the case may be, or any political subdivision or taxing authority thereof or therein, or any regulations under those laws or treaties, that is enacted or effective on or after the initial issuance of the 2031 Notes and which was not announced prior to the issuance of the 2031 Notes, which for greater certainty excludes any legislative proposals or amendments that implement any of the interest deductibility restrictions, or any substantially similar restrictions, proposed in the Canadian federal budget announced on April 19, 2021;

(ii) administrative action, which means any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or other similar announcement, including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation, that is taken on or after the initial issuance of the 2031 Notes;

(iii) amendment to, clarification of or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which that amendment, clarification or change is introduced or made known, that is enacted or effective on or after the initial issuance of the 2031 Notes; or

(iv) threatened challenge asserted in writing in connection with an audit of the Issuer or its partners, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the 2031 Notes, which challenge is asserted against the Issuer or its partners or becomes publicly known on or after the initial issuance of the 2031 Notes, it is more likely than not that the Issuer or its partners (other than the Company acting in its capacity as Guarantor) will be denied a current deduction in whole or in part in calculating its income tax liability in the United States or Canada that is attributable to any portion of the interest payable on the 2031 Notes.

ARTICLE FOUR:

[RESERVED]

ARTICLE FIVE:

[RESERVED]

ARTICLE SIX:

GENERAL

SECTION 601. Effectiveness. This Second Supplemental Indenture shall become effective upon its execution and delivery.

SECTION 602. Ratification of Original Indenture. The Original Indenture as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent herein and therein provided.

SECTION 603. Governing Law. This Second Supplemental Indenture, the Original Indenture as supplemented hereby and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 604. Severability. In case any provision in this Second Supplemental Indenture, the Original Indenture as supplemented hereby or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 605. Acceptance of Trust. The Trustee hereby accepts the trusts in this Second Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein before set forth in trust for the various Persons who shall from time to time be Holders subject to all the terms and conditions herein set forth.

SECTION 606. Benefits of Second Supplemental Indenture. Nothing in this Second Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

SECTION 607. Multiple Originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Second Supplemental Indenture. Delivery of an executed counterpart of a signature page to this Second Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”), Docusign or otherwise, shall be effective as delivery as a manually executed counterpart thereof and may be used in lieu of the original Second Supplemental Indenture for all purposes. The words “execution,” “signed,” “signature,” and words of like import in this Second Supplemental Indenture or in any other certificate, agreement or document related to this Second Supplemental Indenture or the Notes shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and electronic signatures provided by DocuSign, AdobeSign or such other digital signature provider as specified in writing to the Trustee by an authorized representative of the Company. For the avoidance of doubt, any written communication to the Trustee hereunder may be signed manually and transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) or signed by way of an electronic signature provided by DocuSign, AdobeSign or such other digital signature provider as specified in writing to the Trustee by an authorized representative of the Company. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 608. Agent for Service. By the execution and delivery of this Second Supplemental Indenture, the Company (i) irrevocably designates and appoints, and acknowledges that it has irrevocably designated and appointed, the Issuer as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes or this Second Supplemental Indenture that may be instituted in any United States federal or New York state court in The City of New York or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacities or in its capacity as Trustee) or, subject to Section 5.07 of the Original Indenture, any Holder of Notes in any United States federal or New York state court in The City of New York, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon the Issuer and written notice of said service to the Company at its principal office and in the manner specified in the Original Indenture, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Issuer in full force and effect so long as any of the Notes shall be Outstanding or any amounts shall be payable in respect of any Notes.

SECTION 609. Events of Default. Section 5.01(5) of the Original Indenture is hereby amended by deleting Section 5.01(5) of the Original Indenture in its entirety and replacing it with the following:

“Indebtedness of the Issuer or the Guarantors is accelerated by the Holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds in the aggregate the greater of (i) $800,000,000 and (ii) 3% of the Company’s consolidated net assets; or”

SECTION 610. Notice of Redemption. Section 11.04 of the Original Indenture is hereby amended by deleting Section 11.04 of the Original Indenture in its entirety and replacing it with the following:

“SECTION 11.04 Notice of Redemption.

Except as otherwise specified as contemplated by Section 3.01, notice of redemption shall be given in the manner provided for in Section 1.06 not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice and established in a Board Resolution and/or supplemental indenture relating to the issuance of the Securities of each series.

All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 11.06, if any,

(3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 11.06 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(6) the Place or Places of Payment where such Securities, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

(7) any condition to such redemption, and as described below, if the redemption is subject to the satisfaction of one or more conditions precedent, each such condition, and that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the Redemption Date; and,

(8) the CUSIP number, if any, relating to such Securities.

Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name of, and at the expense of the Issuer (and such notice shall be prepared by the Issuer).

Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the relevant Redemption Date.

Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name of, and at the expense of the Issuer (and such notice shall be prepared by the Issuer).

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereof have caused this Second Supplemental Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.

EMERA US FINANCE LP,
as Issuer

By:	EMERA US FINANCE GP COMPANY., its general partner

	By:	/s/ Scott Balfour
		Name:	Scott Balfour
		Title:	President

	By:	/s/ Stephen D. Aftanas
		Name:	Stephen D. Aftanas
		Title:	Secretary

EMERA INCORPORATED, as Guarantor

	By:	/s/ Scott Balfour
		Name:	Scott Balfour
		Title:	President & Chief Executive Officer

	By:	/s/ Stephen D. Aftanas
		Name:	Stephen D. Aftanas
		Title:	Corporate Secretary

EMERA US HOLDINGS INC., as Guarantor

	By:	/s/ Scott Balfour
		Name:	Scott Balfour
		Title:	President

	By:	/s/ Stephen D. Aftanas
		Name:	Stephen D. Aftanas
		Title:	Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY,
LLC, as Trustee

	By:	/s/ Paul H. Kim
		Name:	Paul H. Kim
		Title:	Assistant General Counsel

Schedule A

FORM OF 0.833% SERIES NOTE DUE 2024

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP

0.833% Notes due 2024

No.	$[●]

CUSIP No.: [●]

ISIN No.: [●]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] ([ ] MILLION DOLLARS) on June 15, 2024, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2021, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 4, 2021 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 0.833% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 4, 2021

EMERA US FINANCE LP

By:	EMERA US FINANCE GP COMPANY, its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 0.833% Notes due 2024 (the “Securities”), initially in aggregate principal amount of $[    ], which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of June 16, 2016 (the “First Supplemental Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as amended and supplemented by a Second Supplemental Indenture dated as of June 4, 2021, by and among the Issuer, the Guarantors and the Trustee (the “Second Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $[    ] aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States or Canada by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 10 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2024 Stated Maturity, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due if such Securities matured on the 2024 Stated Maturity (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus10 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Original Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the Securities of this series, upon compliance by the Original Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 4, 2021, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive the Exchange Notes and the additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Original Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:

Name:
Title:

By:

Name:
Title:

EMERA US HOLDINGS INC.

By:

Name:
Title:

By:

Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.

Schedule B

FORM OF 2.639% SERIES NOTE DUE 2031

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP

2.639% Notes due 2031

No.	$[●]

CUSIP No.: [●]

ISIN No.: [●]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] ([ ] MILLION DOLLARS) on June 15, 2031, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2021, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 4, 2021 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.639% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 4, 2021

EMERA US FINANCE LP

By:	EMERA US FINANCE GP COMPANY, its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 2.639% Notes due 2031 (the “Securities”), initially in aggregate principal amount of $[    ], which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of June 16, 2016 (the “First Supplemental Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as amended and supplemented by a Second Supplemental Indenture dated as of June 4, 2021, by and among the Issuer, the Guarantors and the Trustee (the “Second Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $[    ] aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States or Canada by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 10 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2031 Par Call Date, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due if such Securities matured on the 2031 Par Call Date (exclusive of interest accrued to the date of redemption)

discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date. If the Securities of this series are redeemed on or after the 2031 Par Call Date, the Securities may be redeemed at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Original Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the Securities of this series, upon compliance by the Original Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 4, 2021, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive the Exchange Notes and the additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Original Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:

Name:
Title:

By:

Name:
Title:

EMERA US HOLDINGS INC.

By:

Name:
Title:

By:

Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.